EXHIBIT 99.2
Fiscal 2006 Third Quarter Earnings Conference Call

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward- looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of Mucinex(r) SE and Mucinex(r) DM and the successful commercialization of Mucinex(r) D, Humibid(r), Children's Mucinex(r), and future products; the ability of Mucinex(r) SE, Mucinex(r) DM and Mucinex(r) D to effectively compete against other brands and gain market and dollar share; the increasing awareness of the Mucinex(r) brand; Adams' ability to fill backorders; Adams' ability to improve production capacity; the continued increases in earnings per share; Adams' ability to continue to increase revenues; Adams' ability to in-license or acquire new products and brands or acquire other companies and technologies; Adams' ability to successfully enter new market segments and other risk factors set forth under the headings "Cautionary Note Regarding Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Adams' Rule 424(b)(4) Prospectus filed with the SEC on December 9, 2005 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended December 31, 2005. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward- looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

Solid Financial Performance (in millions) Net Revenues Pretax Income +126% Pretax Income +13%* YoY Growth 161% 12-Months Ended June 30 9-Months Ended March 31 3-Months Ended March 31 YoY Growth 54% YoY Growth 29% Pretax Income +64% *Includes a one-time pretax charge of $1.5 million or $0.03 per diluted share recorded in connection with moving the corporate headquarters facility. $76.0 $59.0 $186.2 $121.0 $160.2 $61.3 $0.0 $50.0 $100.0 $150.0 $200.0 2004 2005 2005 2006 2005 2006

Fiscal 2006 Third Quarter Net Sales $51.9 MM +20% $18.3 MM +28% $4.7 MM Launched 10/05 $1.2 MM Launched 03/06

Mucinex(r): Market Share Gains Source: Information Resources, Inc. (IRI) weekly consumption data thru 3/19/06 (dollar sales) in c/c/a/s category. End of season Beginning of season 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 9/12/2005 9/19/2005 9/26/2005 10/3/2005 10/10/2005 10/17/2005 10/24/2005 10/31/2005 11/7/2005 11/14/2005 11/21/2005 11/28/2005 12/5/2005 12/12/2005 12/19/2005 12/26/2005 1/2/2006 1/9/2006 1/16/2006 1/23/2006 1/30/2006 2/6/2006 2/13/2006 2/20/2006 2/27/2006 3/6/2006 3/13/2006 SE Share% DM Share% D Share% Mucinex Share%

Mucinex(r) Annual Market Share Rapidly Expanding 10-31-04 4-24-05 10-30-05 4-23-06 1.73 4.21 5.60 6.73 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0 % Source: Information Resources, Inc. (IRI) 52-week periods c/c/a/s category. $ Share

Mucinex(r) Total Brand Awareness Grows Source: Company sponsored research. 0% 10% 20% 30% 40% 50% 60% 70% 80% 10/1/2005 10/8/2005 10/15/2005 10/22/2005 10/29/2005 11/5/2005 11/12/2005 11/19/2005 11/26/2005 12/3/2005 12/10/2005 12/17/2005 12/24/2005 12/31/2005 1/7/2006 1/14/2006 1/21/2006 1/28/2006 2/4/2006 2/11/2006 2/18/2006 2/25/2006 3/4/2006 3/11/2006 3/18/2006 3/25/2006 4/1/2006 4/8/2006 4/15/2006 4/22/2006 4/29/2006 5/6/2006 Prior Total Current Total

Mucinex(r): Entering New Market Segments Source: $2.9 billion market size as per IRI 52-week period ending 12/25/05, F/D/Mx in c/c/a/s category (excludes Wal-Mart). *Internal estimates Mucinex(r) D Enters the Allergy Segment Market Opportunity: $900 million* Market Opportunity: $2.0 billion*

Mucinex(r) D 18 ct. - Monthly Consumption Source: IRI 4-week consumption data thru 4/23/06 in c/c/a/s category (excludes Wal-Mart). Nov. 05 Dec. 05 Jan. 06 Feb. 06 Mar. 06 Apr. 06 Units (000's) 71 147 161 175 256 200 0 50 100 150 200 250 300 Nov. Dec. Jan. Feb. Mar. Apr.

As of 5/11/06 Backorder ~$1 million Backorder Analysis Backorder @ 12/31/05 $20 million Orders @ 3/31/06 + $67 million Total orders to fill $87 million Actual orders shipped @ 3/31/06 - $76 million Backorder @ 3/31/06 $11 million

Production Capacity Improving Jan. 2006 Run Rate Current Run Rate Theoretical Run Rate Future Run Rate $250 MM $400 MM $340 - $350 MM Includes existing facilities & equipment $100 MM $200 MM $300 MM $400 MM $500 MM $600 MM $600+ MM Assumes potential addition of new facilities & equipment Source: Internal estimates.

Children's Mucinex(r) Liquids

Mucinex(r) Mini-Melts(tm) 12 convenient pre-measured stick packs per carton